AMENDMENT NO. 2

This Amendment No. 2 (this “Amendment”), dated as of January 31, 2005, is entered into by and between PACIFIC BIOMETRICS, INC., a Delaware corporation (the “Company”), each of the Company’s subsidiaries set forth on Annex A hereto (the “PBME Subsidiaries” and each, a “PBME Subsidiary”) and LAURUS MASTER FUND, LTD., a Cayman Islands company (“Laurus”), for the purpose of amending the terms of (i) the Subsidiary Guaranty, dated May 28, 2004 (as amended, modified or supplemented from time to time, the “Subsidiary Guaranty”) by and among each PBME Subsidiary and Laurus, (ii) the Master Security Agreement, dated May 28, 2004 (as amended, modified or supplemented from time to time, the “Security Agreement”) by and among the Company, each PBME Subsidiary and Laurus and (iii) the Stock Pledge Agreement, dated as of May 28, 2004, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “Stock Pledge Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement (as defined below).

WHEREAS, the Company and Laurus are party to that certain securities purchase agreement dated as of May 28, 2004 (the “Securities Purchase Agreement”) for the sale by the Company to Laurus of a secured convertible term note; and

WHEREAS, each PBME Subsidiary and Laurus have agreed to make certain changes to the Subsidiary Guaranty as set forth herein; and

WHEREAS, the Company, each PBME Subsidiary and Laurus have agreed to make certain changes to the Master Security Agreement as set forth herein; and

WHEREAS, the Company and Laurus have agreed to make certain changes to the Stock Pledge Agreement as set forth herein;

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Subsidiary Guaranty

1. The Preamble to the Subsidiary Guaranty is hereby amended by deleting the text “with respect to the Note” appearing in the penultimate sentence therein and inserting the text “to Laurus” in lieu thereof.

Security Agreement

2. Section 2 of the Security Agreement is hereby amended by deleting the text “with respect to the Note” appearing therein and inserting the text “to Laurus” in lieu thereof.

Stock Pledge Agreement

3. Section 2(d) of the Stock Pledge Agreement is hereby amended by deleting the text “with respect to the Note” appearing therein and inserting the text “to Laurus” in lieu thereof.

Miscellaneous

4. This Amendment shall be effective as of the date hereof following the execution and delivery of same by each of the Company, each PBME Subsidiary and Laurus.

5. Except as specifically set forth in this Amendment, there are no other amendments to the Subsidiary Guaranty, the Security Agreement or the Stock Pledge Agreement, and all of the other forms, terms and provisions of the Subsidiary Guaranty, the Security Agreement or the Stock Pledge Agreement remain in full force and effect.

6. The Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Company and/or each PBME Subsidiary, as the case may be, in connection with the Subsidiary Guaranty, the Security Agreement and the Stock Pledge Agreement are true, correct and complete and all of Company’s and its Subsidiaries’ covenant requirements have been met.

7. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, each of the Company, each PBME Subsidiary and Laurus have caused this
Amendment to be effective and signed in its name effective as of the date set forth above.

PACIFIC BIOMETRICS, INC.

By: Name: Title:	/s/ Ronald R. Helm Ronald R. Helm Chief Executive Officer

BIOQUANT, INC.

By: Name: Title:	/s/ Ronald R. Helm Ronald R. Helm Chief Executive Officer

PACIFIC BIOMETRICS, INC.

(Washington State Lab)

By: Name: Title:	/s/ Ronald R. Helm Ronald R. Helm Chief Executive Officer

PBI TECHNOLOGY, INC.

By: Name: Title:	/s/ Ronald R. Helm Ronald R. Helm Chief Executive Officer

LAURUS MASTER FUND, LTD.

By: /s/

Name:

Title:

ANNEX A

SUBSIDIARIES

1. BIOQUANT, INC.

2. PACIFIC BIOMETRICS, INC.

(Washington State Lab)

3.	PBI TECHNOLOGY, INC.